EXHIBIT  23.1

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


We consent to the incorporation by reference in this Registration Statement on Form S-8 of AgroCan Corporation of our report dated October 17, 2001, relating to the consolidated financial statements of AgroCan Corporation and subsidiaries, which report appears on page F-1 of Form 10-KSB (File No.
000-25963)  of  AgroCan  Corporation  for  the  year  ended  September 30, 2001.




HORWATH GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
July 8, 2002


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